FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
Text block [abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
13.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
The Company’s financial instruments consist of cash, amounts receivable, short-term investments, lease receivable, accounts payable and accrued liabilities, derivatives and convertible debentures.

Financial instruments measured at fair value are classified into one of three levels in the fair value hierarchy according to the relative reliability of the inputs used to estimate the fair values.
The three levels of the fair value hierarchy are:

●	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities
●	Level 2 - inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
●	Level 3 - inputs that are not based on observable market data.
The Company’s cash, amounts receivable, short-term investments, accounts payable and accrued liabilities, and lease receivable are classified as Level 1 as the fair values of the Company’s cash, amounts receivable, short-term investments and accounts payable and accrued liabilities approximate their carrying values due to their short-term nature and the lease receivable’s fair value is equal to its carrying value.
The convertible debentures are
re-measured
at fair value at each reporting date with any change in fair value recognized in the consolidated statement of net loss with the exception that under IFRS 9, the change in fair value that is attributable to change in credit risk is presented in other comprehensive loss (Note 9).
In the twelve months ended December 31, 2025, an
increase
in the Company’s closing share price and decrease in the Company’s credit spread, partially offset by a strengthening of the CAD against the USD foreign exchange rate between December 31, 2024 and December 31, 2025, resulted in an increase to the fair value of the convertible debentures and corresponding loss of $130,431, which was bifurcated between the consolidated statement of net loss and other comprehensive loss. The loss recognized in the consolidated statement of net loss of $78,178 for the twelve months ended December 31, 2025 comprises the foreign exchange gain resulting from the stronger CAD, partially offset by the loss due to the increase in the Company’s closing share price. $52,253 of the loss is presented in other comprehensive income (loss) and relates to the decrease in the Company’s credit spread from approximately 22.9% at December 31, 2024 to approximately 15.6% as at December 31, 2025. The reduction in the credit spread was partially driven by the de-risking
of the Rook I Project following receipt of the
two-part
Canadian Nuclear Safety Commission Hearing dates, as well as the completion of the first hearing on November 19, 2025 with the second scheduled for February 9 to 12, 2026. The credit spread is determined using Option-Adjusted Spreads of existing US traded debts that have a similar credit rating to the Company. The convertible debentures are classified as Level 2.
The derivatives consist of foreign currency contracts and are measured using a market approach, based on the difference between contracted foreign exchange rates and quoted forward exchange rates as of the reporting date. As of December 31, 2025, restricted cash of $8,000 held by the counterparty in respect of open foreign exchange contracts is included in other non-current
assets. The
foreign
currency derivatives are classified as Level 2.
Financial Risk
The Company is exposed to varying degrees of a variety of financial instrument-related risks. The Board approves and monitors the risk management processes, controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:
Credit Risk
Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. Financial instruments potentially subject to credit risk are cash, amounts receivable, short term investments, lease receivable, and restricted cash. The Company holds cash, short-term investments and restricted cash with large Canadian banks. The Company’s amounts receivable consists of input tax credits receivable from the Government of Canada. The lease receivable is secured by the leased equipment. Accordingly, the Company does not believe it is subject to significant credit risk.

The Company’s maximum exposure to credit risk is as follows:

	December 31, 2025	December 31, 2024
Cash	$802,578	$476,587
Short-term investments	321,084	–

Amounts receivable	2,232	1,727
Lease receivable	2,989	3,502
Restricted cash	8,000	–
	$1,136,883	$481,816
Liquidity Risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. Liquidity requirements are managed based on expected cash flows to ensure that there is sufficient capital to meet short-term obligations. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. As at December 31, 2025, NexGen had cash of $802,578 to settle current liabilities of $630,376 including the convertible debentures.
The Company’s significant undiscounted commitments at December 31, 2025 are as follows (the convertible debentures are classified as a current liability, however there is no obligation to cash settle these in the next twelve months):

	Less than 1 year	1 to 3 years	4 to 5 years	Over 5 years	Total
Accounts payable and accrued liabilities	$40,347	$–	$–	$–	$40,347
Interest payable	2,594	–	–	–	$2,594
Convertible debentures (Note 9)	586,214	–	–	–	586,214
Lease liabilities	1,508	3,443	1,327	1,216	7,494
	$630,663	$3,443	$1,327	$1,216	$636,649
Foreign
Currency Risk
The functional currency of the Company and its subsidiaries is the Canadian dollar. The Company is affected by currency transaction risk and currency translation risk. Consequently, fluctuations of the Canadian dollar in relation to other currencies impact the fair value of financial assets, liabilities and operating results. Financial assets and liabilities subject to currency translation risk primarily include US dollar denominated cash, US dollar accounts payable and the convertible debentures. The Company maintains Canadian and US dollar bank accounts in Canada.
The Company is exposed to foreign exchange risk on its US dollar denominated convertible debentures. At maturity, the aggregate US$360 million principal amount of the convertible debentures is due in full, and prior to maturity, at a premium upon the occurrence of certain events. The Company holds sufficient US dollars to make all cash interest payments due under the convertible debentures until June 10, 2026. On January 22, 2025, the Company entered a USD/CAD forward contract to hedge the balance of the foreign currency risk associated with the US dollar interest payments on the convertible debentures due to maturity. The forward contract has a notional amount of approximately $82.5 million (US$60 million), at an average rate of 1.3851, of which $73.0 million will be settled in the next 1 to 3 years and the remaining $9.5 million will be settled in the next 4 to 5 years. The fair value of the forward contract is a liability of $2,133 as at December 31, 2025, $524 of which is current.
As at December 31, 2025, the Company’s US dollar net financial liabilities were US$417,041. Thus a 10% change in the Canadian dollar versus the US dollar exchange rates would give rise to a $57,235 change in net loss and comprehensive loss.
While the Company’s strategic inventory is not a financial instrument, the
prices of uranium are quoted in US dollars and routinely traded in US dollars, and fluctuations in the Canadian dollar relative to the US dollar can significantly impact the valuation of the Company’s physical uranium in Canadian dollars.

Equity and Commodity Price Risk
The Company is exposed to price risk with respect to commodity and equity prices. Equity price risk is defined as the potential adverse impact on the Company’s earnings due to movements in individual equity prices or general movements in the level of the stock market. Accordingly, significant movements in share price may affect the valuation of the convertible debentures which may adversely impact its earnings.
Commodity price risk is defined as the potential adverse impact on earnings and economic value due to commodity price movements and volatility. Future declines in commodity prices may impact the valuation of long-lived assets. The Company closely monitors commodity prices of uranium, individual equity movements, and the stock market to determine the appropriate course of action, if any, to be taken by the Company.
Interest Rate Risk
Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Company holds its cash in bank accounts that earn variable interest rates. Due to the short-term nature of these financial instruments, fluctuations in market rates do not have a significant impact on the estimated fair value of the Company’s cash balances as of December 31, 2025. The Company manages interest rate risk by maintaining an investment policy for short-term investments. This policy focuses primarily on preservation of capital and liquidity. The Company monitors the investments it makes and is satisfied with the credit rating of its banks. The convertible debentures in an aggregate principal amount of US$360 million, carry fixed interest rates of 9.0% per annum and are not subject to interest rate fluctuations.